UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021 (August 18, 2021)

VINCO VENTURES, INC.

(Exact name of registrant as specified in charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by Vinco Ventures, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021, the Company entered into that certain securities purchase agreement dated January 21, 2021 (the “January SPA”) with an accredited investor (the “Investor” and, together with the Company, the “Parties”). Pursuant to the January SPA, the Company issued five (5) year warrants (the “January Warrants”) to the Investor representing the right to acquire an aggregate of 15,000,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The January Warrants contain an exercise price of $2.00 per share.

As previously reported by the Company in its Current Report on Form 8-K filed with the SEC on February 23, 2021, the Company entered into that certain securities purchase agreement dated February 18, 2021 (the “February SPA”) with the Investor. Pursuant to the February SPA, the Company issued five (5) year warrants (the “February Warrants” and together with the January Warrants, the “Existing Warrants”) to the Investor representing the right to acquire an aggregate of 18,568,188 shares of Common Stock. The February Warrants contain an exercise price of $3.722 per share.

As previously reported by the Company in its Current Report on Form 8-K filed with the SEC on June 7, 2021, the Company entered into that certain warrant exercise agreement dated June 4, 2021 (the “June Agreement”) with the Investor whereby the Company issued additional warrants to purchase shares of Common Stock at a per-share exercise price equal to $3.30 (the “June Incentive Warrants”, all pursuant to the terms and conditions set forth in the June Agreement.

As previously reported by the Company in its Current Report on Form 8-K filed with the SEC on July 23, 2021, the Company consummated the closing of a private placement offering whereby pursuant to the Securities Purchase Agreement (the “July SPA”) entered into by the Company on July 22, 2021 with the Investor, the Company issued a $120,000,000 Senior Secured Convertible Note for the purchase price of $100,000,000 and warrants (the “July Warrants”) to purchase shares of the Company’s Common Stock at an exercise price of $4.00 per share, subject to adjustments provided under the terms of the July Warrants.

On August 18, 2021, the Company entered into a warrant exercise agreement (the “Agreement”) with the Investor whereby the Parties agreed that, subject to the satisfaction (or waiver) of the conditions set forth in Sections 4 and 5 of the Agreement: (i) the Investor shall pay to the Company an amount equal to the Exercise Price (as defined in the Existing Warrants) in effect as of the date of such exercise multiplied by the Existing Warrant Shares (as defined in the Agreement); (ii) the Company shall issue and deliver to the Investor the Existing Warrant Shares as set forth in Section 1 of the Existing Warrants; (iii) the Company shall issue and deliver to the Investor additional warrants to purchase an aggregate of 20,500,000 shares of Common Stock at an exercise price of $2.655 per share, subject to adjustments provided therein (the “August Series A Warrants”); and (iv) the Company shall issue and deliver to the Investor additional warrants to purchase an aggregate of 2,000,000 shares of Common Stock at an exercise price of $2.655 per share, subject to adjustments provided therein (the “August Series B Warrants,” and together with the August Series A Warrants, the “August Warrants”). The terms of the August Series A Warrants and the August Series B Warrants are substantially identical, except that, upon stockholder approval, the August Series B Warrants will be subject to an Alternate Cashless Exercise, as defined therein.

In addition, pursuant to the Agreement, the Parties also agreed, among other things, that (i) upon entering into the Agreement, the exercise price of the July Warrants is reduced to $2.655 per share; and (ii) the definition of “Initial Exercisability Date” (as defined in the June Incentive Warrant) is amended to mean August 18, 2021.

The Parties to the Agreement acknowledge and agree that the transactions contemplated by each of the Agreement and July SPA are and were permitted under each of the currently outstanding warrants and notes issued by the Company to the Investor.

At the Closing (as defined in Section 2(b) of the Agreement), the Parties shall execute and deliver a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agrees to register the shares of Common Stock underlying the August Warrants by October 1, 2021.

The Agreement includes customary representations, warranties and covenants, and customary conditions to closing, expense and reimbursement obligations and termination provisions.

The foregoing descriptions of the Agreement, the August Series A Warrants, the August Series B Warrants, and the Registration Rights Agreement, are not complete and are qualified in their entirety by reference to the full text of the Agreement, the Form of August Series A Warrant, the Form of August Series B Warrant, and the Registration Rights Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively, hereto and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As described above in Item 1.01 and incorporated herein by reference, on August 18, 2021 in connection with the Agreement, the Company agreed to issue to the Investor the August Warrants pursuant to the terms and conditions set forth in the Agreement. The August Warrants were issued in reliance upon the exemption from registration provided by 4(a)(2) under the 1933 Act.

The foregoing description of the August Warrants is qualified, in its entirety, by reference to the Form of August Series A Warrant and Form of August Series B Warrant, which are each attached as an exhibit to this 8-K and is incorporated by reference in response to this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Warrant Exercise Agreement between the Company and the Investor
10.2	Form of Warrant August Series A Warrant
10.3	Form of Warrant August Series B Warrant
10.4	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 19, 2021

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer